Exhibit 99.1

RH ANNOUNCES THE APPOINTMENT OF SANDRA STANGL AS PRESIDENT OF

NEW BUSINESS DEVELOPMENT

Corte Madera, Calif. – May 15, 2017 – RH (NYSE:RH) today announced the appointment of Sandra Stangl as President of New Business Development.

Ms. Stangl will lead the development of future new business and growth strategies that will leverage RH’s proprietary multi-channel platform.

Gary Friedman, Chairman and Chief Executive Officer commented, “We are delighted to welcome Sandra to the RH team. I’ve had the pleasure of previously working with Sandra for seven years, and have remained an admirer of her work leading the development and growth of the Pottery Barn collection of brands to nearly $3 billion as its President.”

Sandra Stangl said, “I’m thrilled to join the RH team, who I believe is reimagining and redefining the retail experience. I couldn’t be more excited to be contributing towards the continued growth of this dynamic company.”

Ms. Stangl joins RH after a 23-year career at Williams-Sonoma, Inc., where she ascended through the ranks at Pottery Barn and played important roles in leading the conceptualization and development of the Pottery Barn Kids and Teen brands, in addition to leading the development and growth of the flagship Pottery Barn brand where she became President in 2008.

About RH

RH (NYSE: RH) is a curator of design, taste and style in the luxury lifestyle market. The Company offers collections through its retail galleries, source books, and online at RH.com, RHModern.com, and Waterworks.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws including statements related to: our future new business and growth strategies; the expected benefits to RH of the appointment of Ms. Stangl as President of New Business Development; and any statements or assumptions underlying any of the foregoing. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, our ability to retain key personnel; successful implementation of our growth strategy; our ability to take advantage of the transaction with Waterworks; uncertainties in the current performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the impact on consumer confidence and spending; changes in customer demand for our products; factors affecting our outstanding convertible senior notes; our ability to anticipate consumer preferences and buying trends, and maintaining our brand promise to customers; changes in consumer spending based on weather and other conditions beyond our control; risks related to the number of new business initiatives we are undertaking; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; our ability to employ reasonable and appropriate security measures to protect personal information that we collect; our ability to support our growth with appropriate information technology systems; risks related to “conflict minerals” compliance and its impact on sourcing, if any, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s most recent Form 10-K filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.restorationhardware.com and on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

RH

Cammeron McLaughlin, 415-945-4998

SVP, Investor Relations and Strategy

cmclaughlin@rh.com